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                               EXHIBIT 23
                               ----------

                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------

    We hereby consent to the incorporation by reference in the registration statement on Form S-8 (No. 33-44563) of DeVry Inc. of our report dated August 6, 1996 appearing on page of this Form 10-K.



    Price Waterhouse LLP
    Chicago, Illinois
    September 24, 1996